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                                                                  EXHIBIT 17 (b)
                                    Officers
                 Van Kampen American Capital Distributors, Inc.


NAME                                         OFFICE                                       LOCATION
----                                         ------                                       --------
Don G. Powell                        Chairman & Chief Executive Officer                Houston, TX

William R. Molinari                  President & Chief Operating                       Oakbrook Terrace, IL
                                     Officer

Ronald A. Nyberg                     Executive Vice President, General                 Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary

William R. Rybak                     Executive Vice President & Chief                  Oakbrook Terrace, IL
                                     Financial Officer
Paul R. Wolkenberg                   Executive Vice President                          Houston, TX

Robert A. Broman                     Sr. Vice President                                Oakbrook Terrace, IL
Gary R. DeMoss                       Sr. Vice President                                Oakbrook Terrace, IL
Keith K. Furlong                     Sr. Vice President                                Oakbrook Terrace, IL
Douglas B. Gehrman                   Sr. Vice President                                Houston, TX
Richard D. Humphrey                  Sr. Vice President                                Houston, TX
D. Bruce Johnston                    Sr. Vice President                                Oakbrook Terrace, IL
Scott E. Martin                      Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                     Counsel & Secretary
Mark T. McGannon                     Sr. Vice President                                Oakbrook Terrace, IL
Charles G. Millington                Sr. Vice President & Treasurer                    Oakbrook Terrace,
Robert S. West                       Sr. Vice President                                Oakbrook Terrace, IL
John H. Zimmermann, III              Sr. Vice President                                Oakbrook Terrace, IL

Dominic C. Martellaro                1st Vice President                                Danville, CA
Mark R. McClure                      1st Vice President                                Oakbrook Terrace, IL
James J. Ryan                        1st Vice President                                Oakbrook Terrace, IL
Michael L. Stallard                  1st Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                   1st Vice President                                Oakbrook Terrace, IL

Laurence J. Althoff                  Vice President & Controller                       Oakbrook Terrace, IL
James K. Ambrosio                    Vice President                                    Massapequa, NY
Brian P. Arcara                      Vice President                                    Buffalo, NY
Sheldon Barker                       Vice President                                    Moon, PA
Patricia A. Bettlach                 Vice President                                    Chesterfield, MO
Carol S. Biegel                      Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon             Vice President                                    Oakbrook Terrace, IL
James J. Boyne                       Vice President, Associate General                 Oakbrook Terrace, IL
                                     Counsel & Assistant Secretary
Michael P. Boos                      Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                     Vice President                                    Oakbrook Terrace, IL
Brooksley Burke                      Vice President                                    Marina Del Ray, CA
William F Burke, Jr.                 Vice President                                    Mendham, NJ
Loren Burket                         Vice President                                    Plymouth, MN
Christine Cleary Byrum               Vice President                                    Tampa, FL
Glenn M. Cackovic                    Vice President                                    Laguna Niguel, CA
Joseph N. Caggiano                   Vice President                                    New York, NY
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
Richard J. Charlino                     Vice President                               Houston, TX
Deanna Margaret Chiaro                  Vice President                               Oakbrook Terrace, IL
Scott A. Chriske                        Vice President                               Plano, TX
Eleanor M. Cloud                        Vice President                               Oakbrook Terrace, IL
Dominick Cogliandro                     Vice President & Asst. Treasurer             New York, NY
Michael Colston                         Vice President                               Louisville, KY
Suzanne Cummings                        Vice President                               Oakbrook Terrace, IL
Ken DeFrancesca                         Vice President                               Oakbrook Terrace, IL
Daniel R. DeJong                        Vice President                               Oakbrook Terrace, IL
Tracey M. DeLusant                      Vice President                               New York, NY
Mark B. Doremus                         Vice President                               Houston, TX
Michael E. Eccleston                    Vice President                               Oakbrook Terrace, IL
Jonathan Eckard                         Vice President                               Tampa, FL
Charles Edward Fisher                   Vice President                               Naperville, IL
William J. Fow                          Vice President                               Redding, CT
Nicholas J. Foxhoven                    Vice President                               Englewood, CO
Charles Friday                          Vice President                               Gibsonia, PA
Erich P. Gerth                          Vice President                               Piedmont, CA
Richard G. Golod                        Vice President                               Annapolis, MD
Timothy D. Griffith                     Vice President                               Kirkland, WA
Kyle D. Haas                            Vice President                               Oakbrook Terrace, IL
Daniel Hamilton                         Vice President                               Austin, TX
John A. Hanhauser                       Vice President                               Philadelphia, PA
John G. Hansen                          Vice President                               Oakbrook Terrace, IL
Eric J. Hargens                         Vice President                               Orlando, FL
Calvin B. Hays                          Vice President                               Richmond, VA
Joseph Hays                             Vice President                               Cherry Hill, NJ
Gregory Heffington                      Vice President                               Ft. Collins, CO
Scott F. Heyer                          Vice President                               Tampa, FL
Susan J. Hill                           Vice President                               Oakbrook Terrace, IL
David S. Hogaboom                       Vice President                               Oakbrook Terrace, IL
Bryn M. Hoggard                         Vice President                               Houston, TX
Robert S. Hunt                          Vice President                               Phoenix, MD
Lowell Jackson                          Vice President                               Norcross, GA
Kevin G. Jajuga                         Vice President                               Baltimore, MD
Jeffrey S. Kinney                       Vice President                               Overland Park, KS
Dana R. Klein                           Vice President                               Oakbrook Terrace, IL
Ann Marie Klingenhagen                  Vice President                               Oakbrook Terrace, IL
Frederick Kohly                         Vice President                               Miami, FL
David R. Kowalski                       Vice President & Director                    Oakbrook Terrace, IL
                                        of Compliance
Richard D. Kozlowski                    Vice President                               Atlanta, GA
Thomas W. Knowles                       Vice President                               Cary, NC
Patricia D. Lathrop                     Vice President                               Tampa, FL
Brian Laux                              Vice President                               Statten Island, NY
S. William Lehew III                    Vice President                               Charlotte, NC
Tony E. Leal                            Vice President                               Daphne, AL
Eric Levinson                           Vice President                               San Francisco, CA
Jonathan Linstra                        Vice President                               Oakbrook Terrace, IL
Walter Lynn                             Vice President                               Flower Mound, TX
Richard M. Lundgren                     Vice President                               Oakbrook Terrace, IL
Kevin S. Marsh                          Vice President                               Bellevue, WA
Carl Mayfield                           Vice President                               Lakewood, CO
Brooks D. McCartney                     Vice President                               Puyallup, WA
Anne Therese McGrath                    Vice President                               Los Gatos, CA
John Mills                              Vice President                               Kenner, LA
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
Ted Morrow                      Vice President                              Dallas, TX
Robert Muller, Jr.              Vice President                              Cypress, TX
Michael D. Ossmen               Vice President                              Oakbrook Terrace, IL
Christopher Petrungaro          Vice President                              Oakbrook Terrace, IL
Anthony Piazza                  Vice President                              Old Bridge, NJ
Ronald E. Pratt                 Vice President                              Marietta, GA
Craig S. Prichard               Vice President                              Fairlawn, OH
Daniel D. Reams                 Vice President                              Royal Oak, MI
Walter E. Rein                  Vice President                              Oakbrook Terrace, IL
Michael W. Rohr                 Vice President                              Oakbrook Terrace, IL
Suzette N. Rothberg             Vice President                              Plymouth, MN
Jeffrey Rourke                  Vice President                              Oakbrook Terrace, IL
Thomas Rowley                   Vice President                              St. Louis, MO
Heather R. Sabo                 Vice President                              Richmond, VA
Stephanie Scarlata              Vice President                              Bedford Corners, NY
Ronald J. Schuster              Vice President                              Tampa, FL
Jeffrey C. Shirk                Vice President                              Swampscott, MA
Kimberly M. Spangler            Vice President                              Fairfax, VA
Darren D. Stabler               Vice President                              Phoenix, AZ
Christopher J. Staniforth       Vice President                              Leawood, KS
Gary R. Steele                  Vice President                              Philadelphia, PA
Richard Stefanec                Vice President                              Los Angeles, CA
James D. Stevens                Vice President                              North Andover, MA
William C. Strafford            Vice President                              Granger, IN
Eric Studer                     Vice President                              Flemington, NJ
David A. Tabone                 Vice President                              Scottsdale, AZ
James C. Taylor                 Vice President                              Naperville, IL
John F. Tierney                 Vice President                              Oakbrook Terrace, IL
Curtis L. Ulvestad              Vice President                              Red Wing, MN
Todd Volkman                    Vice President                              Austin, TX
Christopher Walsh               Vice President                              Oakbrook Terrace, IL
Jeff Warland                    Vice President                              Oakbrook Terrace, IL
Sandra A. Waterworth            Vice President and Assistant                Oakbrook Terrace, IL
                                Secretary
Weston B. Wetherell             Vice President, Assoc. General              Oakbrook Terrace, IL
                                Counsel & Asst. Secretary
Harold Whitworth, III           Vice President                              Oakbrook Terrace, IL
Kirk Wiggins                    Vice President                              Arlington, TX
James R. Yount                  Vice President                              Mercer Island, WA
Patrick M. Zacchea              Vice President                              Oakbrook Terrace, IL
Billie J. Bronaugh              Asst. Vice President                        Houston, TX
Nicholas Dalmaso                Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Huey P. Falgout, Jr.            Asst. Vice President & Asst. Secretary      Houston, TX
Walter C. Gray                  Asst. Vice President                        Houston, TX
Michael B. Kollins              Asst. Vice President                        Oakbrook Terrace, IL
Laurie L. Jones                 Asst. Vice President                        Houston, TX
Ivan R. Lowe                    Asst. Vice President                        Houston, TX
Linda S. MacAyeil               Asst. Vice President                        Oakbrook Terrace, IL
Stuart R. Moehlman              Asst. Vice President                        Houston, TX
Gregory S. Parker               Asst. Vice President                        Houston, TX
David B. Partain                Asst. Vice President                        Oakbrook Terrace, IL
Christine K. Putong             Asst. Vice President & Asst. Secretary      Oakbrook Terrace, IL
Michael Quinn                   Asst. Vice President                        Oakbrook Terrace, IL
David P. Robbins                Asst. Vice President                        Oakbrook Terrace, IL
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
Thomas J. Sauerborn                             Asst. Vice President                     New York, NY
Bruce Saxon                                     Asst. Vice President                     Oakbrook Terrace, IL
Andrew J. Scherer                               Asst. Vice President                     Oakbrook Terrace, IL
Traci T. Tighe                                  Asst. Vice President                     Oakbrook Terrace, IL
David H. Villarreal                             Asst. Vice President                     Oakbrook Terrace, IL
Robert A. Watson                                Asst. Vice President                     Oakbrook Terrace, IL
Natalie Wilson                                  Asst. Vice President                     New York, NY
Barbara A. Withers                              Asst. Vice President                     Oakbrook Terrace, IL

Gina M. Costello                                Asst. Secretary                          Oakbrook Terrace, IL
Cathy Napoli                                    Asst. Secretary                          Oakbrook Terrace, IL

Elizabeth M. Brown                              Officer                                  Houston, TX
John Browning                                   Offcer                                   Oakbrook Terrace. IL
Leticia George                                  Officer                                  Houston, TX
Sarah Kessler                                   Officer                                  Oakbrook Terrace, IL
William D. McLaughlin                           Officer                                  Houston, TX
Becky Newman                                    Officer                                  Houston, TX
Rosemary Pretty                                 Officer                                  Houston, TX
Colette Saucedo                                 Officer                                  Houston, TX
Frederick Shepherd                              Officer                                  Houston, TX
Larry Vickrey                                   Officer                                  Houston, TX
John Yovanovic                                  Officer                                  Houston, TX
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